                     SUPPLEMENT DATED JANUARY 13, 2006 TO

                      PROSPECTUS DATED APRIL 29, 2005 FOR

                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR
                       VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
               (FORMERLY, GE LIFE AND ANNUITY ASSURANCE COMPANY)

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT 1
               (FORMERLY, GE LIFE & ANNUITY SEPARATE ACCOUNT II)

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Portfolios

GE Investments Funds, Inc.

Effective on or about January 3, 2006, GE Investments Funds, Inc. -- Small-Cap Value Equity Fund changed its name to GE Investments Funds, Inc. -- Small-Cap Equity Fund.

All references in the prospectus to the named portfolio of the GE Investments Funds, Inc. are revised accordingly.

AllianceBernstein Variable Products Series Fund, Inc.

Effective on February 1, 2006, the investment objective of the following portfolio of this fund will change:

                  Portfolio Name                    New Investment Objective
                  --------------                    ------------------------
 AllianceBernstein Growth and Income Portfolio -- Long-term growth of capital.
   Class B

All references in the prospectus to the named portfolio of the Alliance BernsteinVariable Products Series Fund, Inc. are revised accordingly.

Please refer to the prospectus and any prospectus supplements for these Funds and their respective Portfolios for additional information.